UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02192

The Dreyfus Third Century Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices)

Bennett MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	11/30/2015

FORM N-CSR

Item 1.       Reports to Stockholders.

The Dreyfus Third Century Fund, Inc.

SEMIANNUAL REPORT November 30, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

The Dreyfus Third Century Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Third Century Fund, Inc., covering the six-month period from June 1, 2015, through November 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. The reporting period began in the wake of rising U.S. stock prices over the spring of 2015, which drove some broad measures of market performance to new record highs. Although those gains were more than erased over the summer of 2015 when global economic instability undermined investor sentiment, a renewed rally in the fall helped mitigate losses. Most large-cap stock indices ended the reporting period with flat to mildly negative returns, while smaller stocks lost some value. International stocks mostly provided negative returns, but developed markets fared far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds produced generally flat total returns overall, with municipal bonds achieving higher returns, on average, than U.S. government securities and corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding domestic and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

December 17, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2015, through November 30, 2015, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, and Ronald P. Gala, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended November 30, 2015, The Dreyfus Third Century Fund’s Class A shares produced a total return of -3.27%, Class C shares returned -3.56%, Class I shares returned -3.08%, and Class Z shares returned -3.08%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”), provided a total return of -0.20% for the same period.2

Generally flat stock market results for the reporting period masked heightened volatility stemming from shifting global economic sentiment. The fund lagged its benchmark, as attractively valued, high-quality companies generally fell out of favor among investors.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary goal. To pursue these goals, the fund, under normal circumstances, invests at least 80% of its net assets in the common stocks of companies that, in our opinion, meet traditional investment standards and conduct their businesses in a manner that contributes to the enhancement of the quality of life in America. The fund’s investment strategy combines computer modeling techniques, fundamental analysis, and risk management with a social investment process.

In selecting stocks, we begin by using computer models to identify and rank stocks within an industry or sector based on several characteristics, including value, growth and financial profile. Next, based on fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates, and then evaluate each stock to determine whether the company meets the fund’s socially responsible investment criteria. Evaluations consider each securities record in the areas of protection and improvement of the environment, proper use of our natural resources, occupational health and safety, consumer protection and product purity, and equal employment opportunity. We then further examine the companies determined to be eligible for purchase, by industry or sector, and select investments from those companies we consider to be the most attractive based on financial considerations.

The fund normally focuses on large-cap growth stocks; however, the fund also may invest in value-oriented, midcap, and small-cap stocks.

Global Economic Concerns Sparked Market Turmoil

The reporting period began after a time of relatively strong stock market returns. However, a debt crisis in Greece and slowing economic growth in China soon sent U.S. stock prices lower. The S&P 500 Index dipped briefly into negative territory in August after Chinese monetary authorities devalued the country’s currency, but strong earnings reports in October sent stocks back into positive territory. Despite positive U.S. economic data in November, persistent global concerns and falling commodity prices sparked additional market volatility, and the S&P 500 Index ended the reporting period with a slight loss.

DISCUSSION OF FUND PERFORMANCE (continued)

While the overall market produced roughly flat results, the economic sectors that comprise the S&P 500 Index provided widely divergent returns. Information technology and consumer discretionary stocks gained value, on average, but stocks in the energy and materials sectors suffered substantial declines.

Fund Holdings Produced Mixed Results

The factors considered by the fund’s investment process proved relatively ineffective over the past six months, as investors focused on companies exhibiting high earnings growth, often regardless of expensive valuations. In contrast, more attractively priced, high-quality companies lagged market averages.

The fund held underweighted exposure to some of the richly valued, growth-oriented stocks that led the market, such as information technology giant Alphabet (formerly Google). Meanwhile, energy holdings, such as natural gas pipelines operator Spectra Energy, struggled with falling commodity prices. Other positions produced disappointing results for company-specific reasons. The stock of utilities operator Exelon faltered as the company appealed a regulatory decision disallowing a planned merger. Analytic data specialist Teradata fell after posting two consecutive quarterly earnings disappointments.

The fund achieved better relative results from other holdings. Lower fuel prices and ongoing operational excellence helped Southwest Airlines achieve record profits. Household goods maker Clorox benefited from strong organic sales growth and expanding profit margins. Financial services provider Travelers reported stronger-than-expected earnings amid better underwriting results and positive investor reaction to its CEO succession plan. Strength in its refining and retail units helped boost earnings for Marathon Petroleum. Coca-Cola Enterprises advanced on news that the company will merge with two counterparts in Europe to create the world’s largest independent Coca-Cola bottler.

Socially Responsible Companies with Solid Fundamentals

Our quantitative models have continued to identify high-quality opportunities that meet our criteria for attractive valuations, earnings sustainability, favorable behavioral characteristics, and high environmental, social, and governance (ESG) ratings. For example, recent additions to the portfolio include athletic footwear maker Nike, which received a AA ESG rating due to its focus on innovative product designs with improved environmental and product safety criteria; and medical products distributor Cardinal Health, whose ESG rating was upgraded to AAA after the company strengthened its anti-corruption mechanisms and maintained robust programs to prevent unethical practices. As of the reporting period’s end, we have maintained mildly overweighted positions in the health care and information technology sectors, and underweighted exposure to consumer staples and industrial companies.

December 17, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s socially responsible investment criteria may limit the number of investment opportunities available to the fund, and as a result, at times, the fund may produce more modest gains than funds that are not subject to such special investment considerations.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.

2 SOURCE: Lipper Inc. -- Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Third Century Fund, Inc. from June 1, 2015 to November 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2015

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$6.00	$9.72	$4.48	$5.02
Ending value (after expenses)	$967.30	$964.40	$969.20	$969.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2015

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$6.16	$9.97	$4.60	$5.15
Ending value (after expenses)	$1,018.90	$1,015.10	$1,020.45	$1,019.90

† Expenses are equal to the fund’s annualized expense ratio of 1.22% for Class A, 1.98% for Class C, .91% for Class I and 1.02% for Class Z, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2015 (Unaudited)

Common Stocks - 98.3%	Shares		Value ($)
Banks - 3.3%
Citigroup	99,400		5,376,546
Comerica	34,950		1,619,933
People's United Financial	146,300		2,450,525
Wells Fargo & Co.	16,000		881,600
			10,328,604
Capital Goods - 5.1%
3M	43,100		6,748,598
Cummins	32,600	[a]	3,272,062
General Electric	80,250		2,402,685
Snap-on	19,850		3,417,376
			15,840,721
Consumer Durables & Apparel - 3.7%
NIKE, Cl. B	53,400		7,063,752
PVH	48,700		4,445,823
			11,509,575
Consumer Services - 1.2%
Marriott International, Cl. A	51,900	[a]	3,680,229
Diversified Financials - 5.8%
American Express	51,950		3,721,698
Franklin Resources	30,200		1,265,984
Legg Mason	41,900		1,859,522
Northern Trust	71,600		5,365,704
T. Rowe Price Group	76,900		5,855,935
			18,068,843
Energy - 7.4%
Baker Hughes	30,850		1,668,060
Exxon Mobil	9,400		767,604
Hess	52,300		3,085,700
Marathon Petroleum	117,900		6,886,539
Phillips 66	17,000		1,556,010
Spectra Energy	164,150		4,300,730
Tesoro	3,600		414,612
Valero Energy	62,300		4,476,878
			23,156,133
Food, Beverage & Tobacco - 5.3%
Campbell Soup	37,200		1,943,328
Coca-Cola Enterprises	114,950		5,781,985
General Mills	6,000		346,560

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 98.3% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 5.3% (continued)
Mondelez International, Cl. A	128,300		5,601,578
PepsiCo	27,750		2,779,440
			16,452,891
Health Care Equipment & Services - 5.5%
AmerisourceBergen	48,650		4,798,836
Cardinal Health	63,400		5,506,290
Cigna	12,050		1,626,509
Henry Schein	33,800	[b]	5,289,024
			17,220,659
Household & Personal Products - 1.8%
Clorox	45,300		5,630,790
Insurance - 5.7%
ACE	53,600		6,155,960
Marsh & McLennan	92,700		5,126,310
Travelers	56,450		6,467,477
			17,749,747
Materials - 3.7%
Ecolab	44,150		5,260,914
International Flavors & Fragrances	51,650		6,198,516
			11,459,430
Media - 5.0%
Discovery Communications, Cl. A	58,200	[a,b]	1,812,348
Time Warner	76,300		5,339,474
Time Warner Cable	20,500		3,787,785
Walt Disney	42,000		4,765,740
			15,705,347
Pharmaceuticals, Biotechnology & Life Sciences - 12.5%
Agilent Technologies	134,200		5,612,244
Biogen	11,450	[b]	3,284,547
Gilead Sciences	81,700		8,656,932
Merck & Co.	129,200		6,848,892
PerkinElmer	63,900		3,396,924
Waters	41,050	[b]	5,452,261
Zoetis	118,400		5,529,280
			38,781,080
Retailing - 2.8%
Best Buy	10,000		317,800
Signet Jewelers	26,900		3,534,391
Tiffany & Co.	59,100	[a]	4,709,088
			8,561,279

Common Stocks - 98.3% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 3.3%
Avago Technologies	11,000		1,434,950
Intel	30,300		1,053,531
NVIDIA	158,000		5,011,760
Skyworks Solutions	34,200		2,839,284
			10,339,525
Software & Services - 9.6%
Accenture, Cl. A	62,900		6,744,138
Alphabet, Cl. A	900	[b]	686,565
Alphabet, Cl. C	900	[b]	668,340
Electronic Arts	67,400	[b]	4,569,046
Intuit	33,150		3,321,630
Microsoft	180,500		9,810,175
Teradata	63,150	[b]	1,888,816
Xerox	201,600		2,126,880
			29,815,590
Technology Hardware & Equipment - 8.9%
Apple	127,775		15,115,782
Cisco Systems	230,325		6,276,356
Corning	256,300		4,800,499
EMC	62,575		1,585,651
			27,778,288
Telecommunication Services - 1.4%
CenturyLink	163,200		4,394,976
Transportation - 2.5%
Expeditors International of Washington	24,300		1,179,522
Southwest Airlines	143,200		6,570,016
			7,749,538
Utilities - 3.8%
Exelon	198,400		5,418,304
NextEra Energy	65,000		6,490,900
			11,909,204
Total Common Stocks (cost $252,414,903)			306,132,449
Other Investments - 1.7%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund	5,071,303	[c]	5,071,303
(cost $5,071,303)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund	1,553,686	[c]	1,553,686
(cost $1,553,686)
Total Investments (cost $259,039,892)	100.5%		312,757,438
Liabilities, Less Cash and Receivables	(.5%)		(1,417,396)
Net Assets	100.0%		311,340,042

aSecurity, or portion thereof, on loan. At November 30, 2015, the value of the fund's securities on loan was $12,675,351 and the value of the collateral held by the fund was $12,950,769, consisting of cash collateral of $1,553,686 and U.S. Government & Agency securities valued at $11,397,083.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals, Biotechnology & Life Sciences	12.5
Software & Services	9.6
Technology Hardware & Equipment	8.9
Energy	7.4
Diversified Financials	5.8
Insurance	5.7
Health Care Equipment & Services	5.5
Food, Beverage & Tobacco	5.3
Capital Goods	5.1
Media	5.0
Utilities	3.8
Consumer Durables & Apparel	3.7
Materials	3.7
Banks	3.3
Semiconductors & Semiconductor Equipment	3.3
Retailing	2.8
Transportation	2.5
Money Market Investments	2.2
Household & Personal Products	1.8
Telecommunication Services	1.4
Consumer Services	1.2
100.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2015 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $12,675,351)—Note 1(b):
Unaffiliated issuers	252,414,903	306,132,449
Affiliated issuers	6,624,989	6,624,989
Cash		16,477
Dividends and securities lending income receivable		666,804
Receivable for shares of Common Stock subscribed		1,090
Prepaid expenses		39,778
		313,481,587
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		272,477
Liability for securities on loan—Note 1(b)		1,553,686
Payable for shares of Common Stock redeemed		207,145
Accrued expenses		108,237
		2,141,545
Net Assets ($)		311,340,042
Composition of Net Assets ($):
Paid-in capital		209,094,485
Accumulated undistributed investment income—net		4,311,261
Accumulated net realized gain (loss) on investments		44,216,750
Accumulated net unrealized appreciation (depreciation) on investments		53,717,546
Net Assets ($)		311,340,042

Net Asset Value Per Share	Class A	Class C	Class I	Class Z
Net Assets ($)	21,387,553	6,572,051	11,007,644	272,372,794
Shares Outstanding	1,537,369	527,065	776,409	19,226,726
Net Asset Value Per Share ($)	13.91	12.47	14.18	14.17

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,192,855
Affiliated issuers	1,743
Income from securities lending—Note 1(b)	3,525
Total Income	3,198,123
Expenses:
Management fee—Note 3(a)	1,171,039
Shareholder servicing costs—Note 3(c)	272,927
Professional fees	46,393
Directors’ fees and expenses—Note 3(d)	45,873
Registration fees	30,469
Distribution fees—Note 3(b)	24,170
Prospectus and shareholders’ reports	22,129
Custodian fees—Note 3(c)	13,296
Loan commitment fees—Note 2	1,199
Miscellaneous	11,463
Total Expenses	1,638,958
Less—reduction in fees due to earnings credits—Note 3(c)	(202)
Net Expenses	1,638,756
Investment Income—Net	1,559,367
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,968,349
Net unrealized appreciation (depreciation) on investments	(19,230,863)
Net Realized and Unrealized Gain (Loss) on Investments	(12,262,514)
Net (Decrease) in Net Assets Resulting from Operations	(10,703,147)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31, 2015
Operations ($):
Investment income—net	1,559,367	2,752,399
Net realized gain (loss) on investments	6,968,349	37,293,055
Net unrealized appreciation (depreciation) on investments	(19,230,863)	(8,312,030)
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,703,147)	31,733,424
Dividends to Shareholders from ($):
Investment income—net:
Class A	-	(164,985)
Class C	-	(10,903)
Class I	-	(105,357)
Class Z	-	(2,361,670)
Net realized gain on investments:
Class A	-	(2,807,610)
Class C	-	(807,703)
Class I	-	(1,271,347)
Class Z	-	(32,226,444)
Total Dividends	-	(39,756,019)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,490,612	9,563,033
Class C	509,177	1,714,594
Class I	993,765	6,041,226
Class Z	866,890	4,477,336
Dividends reinvested:
Class A	-	2,832,437
Class C	-	532,986
Class I	-	694,528
Class Z	-	33,019,074
Cost of shares redeemed:
Class A	(2,564,824)	(12,933,000)
Class C	(382,869)	(1,089,139)
Class I	(2,063,372)	(2,529,472)
Class Z	(10,621,517)	(22,585,221)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(11,772,138)	19,738,382
Total Increase (Decrease) in Net Assets	(22,475,285)	11,715,787
Net Assets ($):
Beginning of Period	333,815,327	322,099,540
End of Period	311,340,042	333,815,327
Undistributed investment income—net	4,311,261	2,751,894

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	108,502	650,462
Shares issued for dividends reinvested	-	199,890
Shares redeemed	(188,262)	(874,356)
Net Increase (Decrease) in Shares Outstanding	(79,760)	(24,004)
Class C
Shares sold	40,712	128,674
Shares issued for dividends reinvested	-	41,672
Shares redeemed	(31,471)	(81,343)
Net Increase (Decrease) in Shares Outstanding	9,241	89,003
Class I
Shares sold	70,540	403,310
Shares issued for dividends reinvested	-	48,265
Shares redeemed	(148,592)	(170,802)
Net Increase (Decrease) in Shares Outstanding	(78,052)	280,773
Class Z
Shares sold	62,265	294,448
Shares issued for dividends reinvested	-	2,294,585
Shares redeemed	(758,807)	(1,512,220)
Net Increase (Decrease) in Shares Outstanding	(696,542)	1,076,813

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	November 30, 2015	Year Ended May 31,
Class A Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.38	14.82	12.76	10.24	10.61	8.36
Investment Operations:
Investment income—net[a]	.06	.09	.10	.13	.05	.03
Net realized and unrealized gain (loss) on investments	(.53)	1.33	2.45	2.46	(.38)	2.24
Total from Investment Operations	(.47)	1.42	2.55	2.59	(.33)	2.27
Distributions:
Dividends from investment income—net	-	(.10)	(.14)	(.05)	(.04)	(.02)
Dividends from net realized gain on investments	-	(1.76)	(.35)	(.02)	-	-
Total Distributions	-	(1.86)	(.49)	(.07)	(.04)	(.02)
Net asset value, end of period	13.91	14.38	14.82	12.76	10.24	10.61
Total Return (%)[b]	(3.27)[c]	9.81	20.37	25.47	(3.13)	27.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22[d]	1.20	1.22	1.25	1.31	1.39
Ratio of net expenses to average net assets	1.22[d]	1.20	1.22	1.25	1.31	1.39
Ratio of net investment income to average net assets	.83[d]	.62	.70	1.11	.46	.32
Portfolio Turnover Rate	30.40[c]	57.09	34.37	48.33	64.12	50.46
Net Assets, end of period ($ x 1,000)	21,388	23,248	24,320	17,562	14,469	15,154

a Based on average shares outstanding.
b  Exclusive of sales charge.
c Not annualized.
d Annualized.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	November 30, 2015	Year Ended May 31,
Class C Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.93	13.52	11.72	9.43	9.80	7.75
Investment Operations:
Investment income (loss)—net[a]	-	(.02)	(.01)	.04	(.03)	(.03)
Net realized and unrealized gain (loss) on investments	(.46)	1.21	2.23	2.27	(.34)	2.08
Total from Investment Operations	(.46)	1.19	2.22	2.31	(.37)	2.05
Distributions:
Dividends from investment income—net	-	(.02)	(.07)	-	-	-
Dividends from net realized gain on investments	-	(1.76)	(.35)	(.02)	-	-
Total Distributions	-	(1.78)	(.42)	(.02)	-	-
Net asset value, end of period	12.47	12.93	13.52	11.72	9.43	9.80
Total Return (%)[b]	(3.56)[c]	9.00	19.33	24.55	(3.78)	26.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98[d]	1.96	1.99	2.00	2.05	2.00
Ratio of net expenses to average net assets	1.98[d]	1.96	1.99	2.00	2.05	2.00
Ratio of net investment income (loss) to average net assets	.07[d]	(.11)	(.07)	.35	(.27)	(.29)
Portfolio Turnover Rate	30.40[c]	57.09	34.37	48.33	64.12	50.46
Net Assets, end of period ($ x 1,000)	6,572	6,698	5,800	4,332	3,313	2,944

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
See notes to financial statements.

	Six Months Ended
	November 30, 2015	Year Ended May 31,
Class I Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.63	15.04	12.95	10.39	10.77	8.48
Investment Operations:
Investment income—net[a]	.08	.14	.14	.17	.09	.08
Net realized and unrealized gain (loss) on investments	(.53)	1.36	2.48	2.51	(.38)	2.28
Total from Investment Operations	(.45)	1.50	2.62	2.68	(.29)	2.36
Distributions:
Dividends from investment income—net	-	(.15)	(.18)	(.10)	(.09)	(.07)
Dividends from net realized gain on investments	-	(1.76)	(.35)	(.02)	-	-
Total Distributions	-	(1.91)	(.53)	(.12)	(.09)	(.07)
Net asset value, end of period	14.18	14.63	15.04	12.95	10.39	10.77
Total Return (%)	(3.08)[b]	10.18	20.65	25.98	(2.72)	27.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91[c]	.90	.91	.90	.92	.89
Ratio of net expenses to average net assets	.91[c]	.90	.91	.90	.92	.89
Ratio of net investment income to average net assets	1.14[c]	.96	1.01	1.46	.86	.83
Portfolio Turnover Rate	30.40[b]	57.09	34.37	48.33	64.12	50.46
Net Assets, end of period ($ x 1,000)	11,008	12,499	8,629	4,558	2,766	2,043

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	November 30, 2015	Year Ended May 31,
Class Z Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.62	15.03	12.94	10.38	10.76	8.48
Investment Operations:
Investment income—net[a]	.07	.13	.13	.15	.07	.07
Net realized and unrealized gain (loss) on investments	(.52)	1.35	2.47	2.51	(.38)	2.27
Total from Investment Operations	(.45)	1.48	2.60	2.66	(.31)	2.34
Distributions:
Dividends from investment income—net	-	(.13)	(.16)	(.08)	(.07)	(.06)
Dividends from net realized gain on investments	-	(1.76)	(.35)	(.02)	-	-
Total Distributions	-	(1.89)	(.51)	(.10)	(.07)	(.06)
Net asset value, end of period	14.17	14.62	15.03	12.94	10.38	10.76
Total Return (%)	(3.08)[b]	10.06	20.50	25.80	(2.86)	27.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02[c]	.98	1.01	1.03	1.07	1.03
Ratio of net expenses to average net assets	1.02[c]	.98	1.01	1.03	1.07	1.03
Ratio of net investment income to average net assets	1.03[c]	.86	.91	1.32	.71	.68
Portfolio Turnover Rate	30.40[b]	57.09	34.37	48.33	64.12	50.46
Net Assets, end of period ($ x 1,000)	272,373	291,371	283,351	255,298	221.387	247,051

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Third Century Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to provide capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Z (200 million shares authorized).Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2015 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	301,163,108	-	-	301,163,108
Equity Securities - Foreign Common Stocks†	4,969,341	-	-	4,969,341
Mutual Funds	6,624,989	-	-	6,624,989

† See Statement of Investments for additional detailed categorizations.

At November 30, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended November 30, 2015, The Bank of New York Mellon earned $907 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2015 were as follows:

Affiliated Investment Company	Value 5/31/2015 ($)	Purchases ($)	Sales ($)	Value 11/30/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	4,946,628	14,976,510	14,851,835	5,071,303	1.7
Dreyfus Institutional Cash Advantage Fund	5,073,435	20,810,343	24,330,092	1,553,686.5
Total	10,020,063	35,786,853	39,181,927	6,624,989	2.2

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2015 was as follows: ordinary income $5,023,833 and

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

long-term capital gains $34,732,186. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement (the “Agreement”) with Dreyfus, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1½% of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. During the period ended November 30, 2015, there was no expense reimbursement pursuant to the Agreement.

During the period ended November 30, 2015, the Distributor retained $4,091 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2015, Class C shares were charged $24,170 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2015, Class A and Class C shares were charged $27,233 and $8,057, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2015, Class Z shares were charged $132,739 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2015, the fund was charged $60,246 for transfer agency services and $4,187 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $202.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2015, the fund was charged $13,296 pursuant to the custody agreement.

During the period ended November 30, 2015, the fund was charged $5,249 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $194,676, Distribution Plan fees $4,034, Shareholder Services Plan fees

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$33,638, custodian fees $15,400, Chief Compliance Officer fees $1,765 and transfer agency fees $22,964.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2015, amounted to $93,866,439 and $105,113,729, respectively.

At November 30, 2015, accumulated net unrealized appreciation on investments was $53,717,546, consisting of $62,512,172 gross unrealized appreciation and $8,794,626 gross unrealized depreciation.

At November 30, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 22-23, 2015, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (“Performance Group 1”) and with a broader group of funds (“Performance Universe 1”), with each group consisting of funds from the same Lipper category as that of the fund, all for various periods ended May 31, 2015, (2) at the request of Dreyfus, the fund’s

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

performance with the performance of a group of social criteria funds from various Lipper categories (“Performance Group 2”) and with a broader group of social criteria funds (“Performance Universe 2”), all for various periods ended May 31, 2015, and (3) the fund’s actual and contractual management fees and total expenses with those of groups of comparable funds identical to Performance Group 1 (“Expense Group 1”) and Performance Group 2 (“Expense Group 2”) and with broader groups of funds that included the Performance Group 1 funds (“Expense Universe 1”) and the Performance Group 2 funds (“Expense Universe 2”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Groups and Performance Universes and the Expense Groups and Expense Universes.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was: at or above the Performance Group 1 median for all periods; variously above, at and below the Performance Group 2 median for various periods; and below the Performance Universe 1 and Performance Universe 2 medians for all periods except for the five-year period when it was above the medians. The Board noted the proximity to the median in certain of the periods when the fund’s performance was below the median of the Performance Groups and/or Performance Universes. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the index in five of the ten calendar years.

The Board also reviewed the range of actual and contractual management fees and total expenses of each Expense Group and Expense Universe and discussed the results of the comparisons. The Board noted that: the fund’s contractual management fee was below the Expense Group 1 and Expense Group 2 medians; the fund’s actual management fee was below the Expense Group 1 median and above the Expense Universe 1 median, and below the Expense Group 2 median and at the Expense Universe 2 median; and the fund’s total expenses were below the Expense Group 1 and Expense Universe 1 medians and below the Expense Group 2 and Expense Universe 2 medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager (s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.

They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

NOTES

NOTES

NOTES

For More Information

The Dreyfus Third Century Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DTCAX Class C: DTCCX Class I: DRTCX Class Z: DRTHX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2016 MBSC Securities Corporation 0035SA1115

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Third Century Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    January 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    January 20, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    January 20, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)